                       MITCHELL HUTCHINS/KIDDER, PEABODY
                        ADJUSTABLE RATE GOVERNMENT FUND
        (A SERIES OF MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT TRUST)

                               SEPTEMBER 18, 1995

Dear Shareholder:

     The attached proxy materials describe a proposal that Mitchell Hutchins/Kidder, Peabody Adjustable Rate Government Fund ('MH/KP Fund') reorganize and become part of PaineWebber Short-Term U.S. Government Income Fund ('PW Fund'). If the proposal is approved and implemented, each shareholder of MH/KP Fund will automatically become a shareholder of PW Fund.

     YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE REORGANIZATION PROPOSAL. The board believes that combining the two Funds will benefit MH/KP Fund's shareholders by providing them with a portfolio that has an investment objective that is substantially identical to that of MH/KP Fund, that has a similar investment strategy and that, before taking into account voluntary fee waivers and expense reimbursements, will have lower operating expenses as a percentage of net assets. The attached proxy materials provide more information about the proposed reorganization and the two Funds.

     YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. Voting your shares early will permit MH/KP Fund to avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, date and sign your proxy card and mail it in the enclosed return envelope TODAY.

                                          Very truly yours,

                                          MARGO N. ALEXANDER
                                          President, Mitchell Hutchins/Kidder,
                                          Peabody
                                            Adjustable Rate Government Fund

                       MITCHELL HUTCHINS/KIDDER, PEABODY
                        ADJUSTABLE RATE GOVERNMENT FUND
        (A SERIES OF MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT TRUST)

                                   NOTICE OF
                        SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 19, 1995

To The Shareholders:

     A special meeting of shareholders ('Meeting') of Mitchell Hutchins/Kidder, Peabody Adjustable Rate Government Fund ('MH/KP Fund'), a series of Mitchell Hutchins/Kidder, Peabody Investment Trust, will be held on October 19, 1995, at 10:00 a.m., Eastern time, at 1285 Avenue of the Americas, 38th Floor, New York, New York 10019, for the following purposes:

          (1) To consider an Agreement and Plan of Reorganization and Termination under which PaineWebber Short-Term U.S. Government Income Fund ('PW Fund'), a series of PaineWebber Managed Investments Trust, would acquire the assets of MH/KP Fund in exchange solely for shares of beneficial interest in PW Fund and the assumption by PW Fund of MH/KP Fund's liabilities, followed by the distribution of those shares to the shareholders of MH/KP Fund, all as described in the accompanying Prospectus/Proxy Statement; and

          (2) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     You are entitled to vote at the Meeting and any adjournment thereof if you owned shares of MH/KP Fund at the close of business on September 5, 1995. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the board of trustees,
                                          DIANNE E. O'DONNELL
                                          Secretary

September 18, 1995
1285 Avenue of the Americas
New York, New York 10019

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

       Please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED 'FOR' THE PROPOSAL NOTICED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing in your proxy card promptly. Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.

               PAINEWEBBER SHORT-TERM U.S. GOVERNMENT INCOME FUND
              (A SERIES OF PAINEWEBBER MANAGED INVESTMENTS TRUST)

                       MITCHELL HUTCHINS/KIDDER, PEABODY
                        ADJUSTABLE RATE GOVERNMENT FUND
       (A SERIES OF MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT TRUST)
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                           (TOLL FREE) 1-800-647-1568
                           PROSPECTUS/PROXY STATEMENT
                               SEPTEMBER 18, 1995

     This Prospectus/Proxy Statement ('Proxy Statement') is being furnished to shareholders of Mitchell Hutchins/Kidder, Peabody Adjustable Rate Government Fund ('MH/KP Fund'), a series of Mitchell Hutchins/Kidder, Peabody Investment Trust ('MH/KP Trust'), in connection with the solicitation of proxies by MH/KP Trust's board of trustees for use at a special meeting of MH/KP Fund shareholders to be held on October 19, 1995, at 10:00 a.m., Eastern time, and at any adjournment thereof ('Meeting').

     As more fully described in this Proxy Statement, the primary purpose of the Meeting is to vote on a proposed reorganization ('Reorganization'). Under the Reorganization, PaineWebber Short-Term U.S. Government Income Fund ('PW Fund'), a series of PaineWebber Managed Investments Trust ('PW Trust'), would acquire the assets of MH/KP Fund in exchange solely for shares of beneficial interest in PW Fund and the assumption by PW Fund of MH/KP Fund's liabilities. Those PW Fund shares then would be distributed to the shareholders of MH/KP Fund, by class, so that each shareholder of MH/KP Fund would receive a number of full and fractional shares of the applicable class of PW Fund having an aggregate value that, on the effective date of the Reorganization, is equal to the aggregate net asset value of the shareholder's shares of the corresponding class in MH/KP Fund. As soon as practicable following the distribution, MH/KP Fund will be terminated.

     PW Fund is a diversified series of PW Trust, which is an open-end management investment company. PW Fund's investment objective is to achieve the highest level of income consistent with the preservation of capital and low volatility of net asset value. PW Fund seeks to achieve its investment objective by investing primarily in U.S. government securities, including mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Concurrently with the consummation of the Reorganization, PW Fund will be renamed the 'PaineWebber Low Duration U.S. Government Income Fund.'

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     This Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Reorganization and PW Fund that a shareholder should know before voting. A Statement of Additional Information, dated September 18, 1995, relating to the Reorganization and including historical financial statements ('Statement of Additional Information'), has been filed with the Securities and Exchange Commission ('SEC') and is incorporated herein by reference. A Prospectus for PW Fund, dated April 1, 1995 (as supplemented August 17, 1995) ('PW Fund Prospectus'), a Statement of Additional Information for PW Fund, dated April 1, 1995 ('PW Fund SAI'), PW Fund's Annual Report to Shareholders for the fiscal year ended November 30, 1994 ('PW Fund Annual Report') and PW Fund's Semi-Annual Report to Shareholders for the six-month period ended May 31, 1995 have been filed with the SEC and are incorporated herein by reference. A Prospectus for MH/KP Fund, dated December 29, 1994 (as supplemented June 22, 1995) ('MH/KP Fund Prospectus'), and a Statement of Additional Information for MH/KP Fund, dated December 29, 1994 ('MH/KP Fund SAI'), have been filed with the SEC and also are incorporated herein by this reference. A copy of the PW Fund Prospectus and of the PW Fund Annual Report accompany this Prospectus/Proxy Statement. Copies of the other referenced documents, as well as MH/KP Fund's annual report and each Fund's semi-annual report, may be obtained without charge, and further inquiries may be made, by contacting your PaineWebber Incorporated ('PaineWebber') investment executive or PaineWebber's correspondent firms or by calling toll-free 1-800-647-1568.

                               TABLE OF CONTENTS

VOTING INFORMATION..........................................................................................      1

SYNOPSIS....................................................................................................      2

COMPARISON OF PRINCIPAL RISK FACTORS........................................................................     11

THE PROPOSED TRANSACTION....................................................................................     12

ADDITIONAL INFORMATION ABOUT PW FUND........................................................................     17

MISCELLANEOUS...............................................................................................     19

Appendix A-- Agreement and Plan of Reorganization and Termination...........................................    A-1

Appendix B-- Beneficial Ownership of Shares of PW Fund and MH/KP Fund.......................................    B-1

                       MITCHELL HUTCHINS/KIDDER, PEABODY
                        ADJUSTABLE RATE GOVERNMENT FUND
       (A SERIES OF MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT TRUST)

                           PROSPECTUS/PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                                OCTOBER 19, 1995

                               VOTING INFORMATION

     This Prospectus/Proxy Statement ('Proxy Statement') is being furnished to shareholders of Mitchell Hutchins/Kidder, Peabody Adjustable Rate Government Fund ('MH/KP Fund'), a series of Mitchell Hutchins/Kidder, Peabody Investment Trust ('MH/KP Trust'), in connection with the solicitation of proxies by its board of trustees for use at a special meeting of shareholders to be held on October 19, 1995, and at any adjournment thereof ('Meeting'). This Proxy Statement will first be mailed to shareholders on or about September 18, 1995.

     At least thirty percent of MH/KP Fund's outstanding shares on September 5, 1995, represented in person or by proxy, must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any proposal against such adjournment.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve the proposal.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted in favor of approval of the Agreement and Plan of Reorganization and Termination, dated as of August 8, 1995 ('Reorganization Plan'), which is attached to this Proxy Statement as Appendix
A. Under the Reorganization Plan, PaineWebber Short-Term U.S. Government Income Fund ('PW Fund'), a series of PaineWebber Managed Investments Trust ('PW

Trust'), would acquire the assets of MH/KP Fund in exchange solely for shares of beneficial interest in PW Fund and the assumption by PW Fund of MH/KP Fund's liabilities; those PW Fund shares then would be constructively distributed to MH/KP Fund's shareholders. (These transactions are collectively referred to herein as the 'Reorganization,' and MH/KP Fund and PW Fund may be referred to herein individually as a 'Fund' or, collectively, as 'Funds'.) After completion of the Reorganization, MH/KP Fund will be terminated.

     In addition, if you sign, date and return the proxy card, but give no voting instructions, the duly appointed proxies may vote your shares, in their discretion, upon such other matters as may come before the Meeting. The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, such revocation must be received by MH/KP Trust prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

     As of September 5, 1995 ('Record Date'), MH/KP Fund had 2,255,905 shares of beneficial interest outstanding. The solicitation of proxies, the cost of which will be borne by Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), will be made primarily by mail but also may include telephone or oral communications by representatives of Mitchell Hutchins, who will not receive any compensation therefor from the Funds, or by Shareholder Communications Corporation, professional proxy solicitors retained by the Funds, who will be paid fees and expenses of up to approximately $1,000 for soliciting services by Mitchell Hutchins. Except as set forth on Appendix B, management does not know of any single shareholder or 'group' (as that term is used in Section 13(d) of the Securities Exchange Act of 1934) who owns beneficially 5% or more of the shares of MH/KP Fund or PW Fund. Trustees and officers of PW Trust own in the aggregate less than 1% of the shares of PW Fund.

     Approval of the Reorganization Plan requires the affirmative vote of a majority of the outstanding voting securities of MH/KP Fund. As defined in the Investment Company Act of 1940 ('1940 Act'), 'majority of the outstanding voting securities' means the lesser of (1) 67% of MH/KP Fund's shares present at a meeting of shareholders if the owners of more than 50% of MH/KP Fund's shares then outstanding are present in person or by proxy or (2) more than 50% of MH/KP Fund's outstanding shares. Each outstanding full share of MH/KP Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If the Reorganization Plan is not approved by the requisite vote of shareholders of MH/KP Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Although the shareholders of MH/KP Fund may exchange or redeem out of the Fund, they do not have the appraisal rights that may be accorded to shareholders of corporations that propose similar types of reorganizations under the laws of some states.

                                    SYNOPSIS

     The following is a summary of certain information contained elsewhere in this Proxy Statement, the PW Fund and MH/KP Fund Prospectuses, which are incorporated herein by this reference, and the Reorganization Plan. Shareholders should read this Proxy Statement and the accompanying PW Fund Prospectus carefully. As discussed more fully below, MH/KP Trust's board of trustees believes that the Reorganization will benefit MH/KP Fund's shareholders. PW Fund has an investment objective that is substantially identical to the investment objective of MH/KP Fund and has a similar investment strategy. It is anticipated that, following the Reorganization, the total operating expenses for the combined Fund, before taking into account voluntary fee waivers and expense reimbursements, will be lower as a percentage of net assets than has been experienced by MH/KP Fund.

THE REORGANIZATION

     MH/KP Trust's board of trustees considered and approved the Reorganization Plan at a meeting held on July 20, 1995. The Reorganization Plan provides for the acquisition of the assets of MH/KP Fund by PW Fund in exchange solely for shares of PW Fund and the assumption by PW Fund of the liabilities of MH/KP Fund. MH/KP Fund will then distribute those shares to its shareholders, by class, so that each MH/KP Fund shareholder will receive the number of full and fractional shares of the PW Fund class ('Corresponding Class') that corresponds most closely in terms of fees and other characteristics to, and that is equal in value to the value of, such shareholder's holdings in MH/KP Fund as of the Closing Date (defined below). MH/KP Fund will be terminated as soon as practicable thereafter.

     The exchange of MH/KP Fund's assets for PW Fund shares and PW Fund's assumption of its liabilities will occur as of 4:00 pm., Eastern time, on October 20, 1995, or on a later date when the conditions to the closing are satisfied ('Closing Date').

     PW Fund currently offers for sale three classes of shares (each a 'Class' and collectively, 'Classes'), designated as Class A, Class B and Class D shares. In connection with the Reorganization, PW Fund will issue Class C shares. Class B shares of PW Fund will not be issued in connection with the Reorganization. MH/KP Fund has three Classes of shares, designated as Class A, Class B and Class C shares. In the Reorganization, holders of MH/KP Fund Class A, Class B and Class C shares will receive Class A, Class D and Class C shares, respectively, of PW Fund. The following table shows which Class of shares of PW Fund will be received by shareholders of each Class of shares of MH/KP Fund:

                                  MH/KP
                                  FUND        PW FUND
                                  -------     -------
                                  Class A     Class A
                                  Class B     Class D
                                  Class C     Class C

     For the reasons set forth below under 'The Proposed Transaction--Reasons for the Reorganization,' MH/KP Trust's board of trustees, including the trustees who are not 'interested persons,' as that term is defined in the 1940 Act

('Independent Trustees'), of MH/KP Trust or PW Trust (each a 'Trust' and collectively, 'Trusts'), has determined that the Reorganization is in the best interests of MH/KP Fund, that the terms of the Reorganization are fair and reasonable and that the interests of MH/KP Fund's shareholders will not be diluted as a result of the Reorganization. Accordingly, MH/KP Trust's board of trustees recommends approval of the transaction. In addition, PW Trust's board of trustees, including its Independent Trustees, has determined that the Reorganization is in the best interests of PW Fund, that the terms of the Reorganization are fair and reasonable and that the interests of PW Fund's shareholders will not be diluted as a result of the Reorganization.

COMPARATIVE FEE TABLE

     Certain fees and expenses that MH/KP Fund's shareholders pay, directly or indirectly, are different from those incurred by PW Fund shareholders. MH/KP Fund's Class A shares are sold with a maximum initial sales charge of 2.25% of the public offering price. PW Fund's Class A shares normally are sold with a maximum initial sales charge of 3% of the public offering price. However, the Class A shares of PW Fund that will be distributed to shareholders of MH/KP Fund as part of the Reorganization will not be subject to an initial sales charge. Following the Reorganization, new purchases of Class A shares of PW Fund will be subject to an initial sales charge of up to 3%.

     Each Fund pays Mitchell Hutchins a monthly investment advisory and administration fee, computed daily and paid monthly, at an annual rate of 0.50% of the Fund's average daily net assets. The Class A and Class B shares of MH/KP Fund pay 12b-1 fees that are identical to those paid by the Class A and Class D shares, respectively, of PW Fund. No 12b-1 fees are paid by the Class C shareholders of either Fund, but persons who hold Class C shares of either Fund through the INSIGHT Investment Advisory Program(Service Mark) ('INSIGHT program') must pay to PaineWebber Incorporated ('PaineWebber') an annual investment advisory fee of up to 1.50% of the average daily value of the shares.

     Shareholders of MH/KP Fund are not charged a fee for exchanges of the Fund's shares for shares of a Corresponding Class of other PaineWebber or Mitchell Hutchins/Kidder, Peabody ('MH/KP') mutual funds. PW Fund shareholders pay a $5.00 fee for each exchange. PW Fund pays PaineWebber an annual fee of $4.00 per active shareholder account held at PaineWebber for certain services not provided by the Fund's transfer agent. MH/KP Fund does not pay this fee.

     The following tables show (1) shareholder transaction expenses currently incurred by Class A, Class B and Class C shares of MH/KP Fund, and shareholder transaction expenses that each Class issued by PW Fund will incur after giving effect to the Reorganization; (2) the fees and expenses incurred by the Class A, Class B and Class C shares of MH/KP Fund and Class A and Class D shares of PW Fund for the twelve months ended May 31, 1995 (unaudited); and (3) pro forma fees for PW Fund's Class A, Class D and Class C shares after giving effect to the Reorganization.

                        SHAREHOLDER TRANSACTION EXPENSES

                                                MH/KP FUND                      COMBINED FUND

                                      ------------------------------    -----------------------------
                                      CLASS A    CLASS B(1)  CLASS C    CLASS A    CLASS D    CLASS C
                                      -------    -------     -------    -------    -------    -------
Maximum sales charge (as a
  percentage of public offering
  price)...........................     2.25%      None        None       3.00%      None       None
Exchange fee.......................     None       None        None      $5.00      $5.00        N/A(2)
Maximum contingent deferred sales
  charge (as a percentage of
  redemption proceeds).............     None       None        None       None3      None3      None

                                                        (Footnotes on next page)

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                                 COMBINED FUND
                                      MH/KP FUND                      PW FUND                     (PRO FORMA)
                            -------------------------------      ------------------      -----------------------------
                            CLASS A    CLASS B(1)  CLASS C(4)      CLASS A    CLASS D      CLASS A    CLASS D    CLASS C
                            -------    -------     -------         -------    -------      -------    -------    -------
Management Fees..........     0.50%      0.50%       0.50%         0.50%      0.50%        0.50%      0.50%      0.50%
12b-1 Fees...............     0.25%      0.75%       0.00%         0.25%      0.75%        0.25%      0.75%      0.00%
Other Expenses...........     0.48%      0.48%       0.48%         0.26%      0.32%        0.25%      0.31%      0.29%
                            -------    --------    --------      -------    -------      -------    -------    -------
Total Fund Operating
  Expenses5..............     1.23%      1.73%       0.98%         1.01%      1.57%        1.00%      1.56%      0.79%
                            -------    --------    --------      -------    -------      -------    -------    -------
                            -------    --------    --------      -------    -------      -------    -------    -------

------------------

(1) Class B shares of MH/KP Fund will be exchanged for Class D shares of PW
    Fund.

(2) Class C shares of the Combined Fund will not be exchangeable for shares of other PaineWebber or MH/KP mutual funds.

(3) Under certain circumstances, Class A and Class D shares of Combined Fund that are purchased after November 1, 1995 may be subject to a 1% contingent deferred sales charge. See 'Operations of PW Fund Following the Reorganization--Other Operations and Policies.' However, Class A and Class D shares in PW Fund that are issued to MH/KP Fund shareholders as part of the Reorganization will not be subject to that contingent deferred sales charge.

(4) A maximum annual 1.50% advisory fee, which is not reflected in the table, is payable by shareholders holding Class C shares through the INSIGHT program.


(5) The ratios of total operating expenses as a percentage of average net assets were 1.08%, 1.58% and 0.83% for Class A, Class B and Class C, respectively, of MH/KP Fund for the fiscal year ended August 31, 1994, and were 0.88% and 1.39% for Class A and Class D, respectively, of PW Fund for the fiscal year ended November 30, 1994. During those periods (and through the present in the case of MH/KP Fund), certain fees and expenses have been waived and/or reimbursed for each Fund. After giving effect to those waivers and reimbursements, the total fund operating expenses were 0.88% for Class A, 1.38% for Class B and 0.63% for Class C of MH/KP Fund for the fiscal year ended August 31, 1994, and were 0.94% for Class A, 1.44% for Class B and 0.69% for Class C for the twelve months ended May 31, 1995 (unaudited). With respect to PW Fund, after giving effect to those waivers and reimbursements, the Total Fund Operating Expenses were 0.84% and 1.36% for Class A and Class D, respectively, for the fiscal year ended November 30, 1994. There were no fee waivers or expense reimbursements for PW Fund for the twelve months ended May 31, 1995. The fee waivers and expense reimbursements have been voluntarily provided by Mitchell Hutchins (or by the previous adviser to MH/KP Fund), which is under no obligation to continue to provide them.

EXAMPLE OF EFFECT ON FUND EXPENSES

     The following illustrates the expenses on a $1,000 investment under the fees and expenses stated in the table above, assuming a 5% annual return. The fees shown below reflect an initial sales charge of 2.25% of the public offering price that normally is charged in connection with the sale of MH/KP Fund's Class A shares and an initial sales charge of 3.0% of the public offering price that normally is charged in connection with the sale of PW Fund's Class A shares. Amounts shown for PW Fund and Combined Fund Class A Shares held for one year are higher than for MH/KP Fund Class A shares held for one year due to the higher initial sales charge normally charged on PW Fund Class A shares. However, no initial sales charges will be charged in connection with Class A shares of PW Fund distributed to Class A shareholders of MH/KP Fund as part of the Reorganization.

                                      ONE YEAR    THREE YEARS    FIVE YEARS    TEN YEARS
                                      --------    -----------    ----------    ---------
MH/KP FUND
  Class A shares1..................     $ 35          $61           $ 89         $ 168
  Class B shares...................     $ 18          $54           $ 94         $ 204
  Class C shares2..................     $ 10          $31           $ 54         $ 120
PW FUND
  Class A shares3..................     $ 40          $61           $ 84         $ 150
  Class D shares...................     $ 16          $50           $ 86         $ 187
COMBINED FUND
  Class A shares3..................     $ 40          $61           $ 84         $ 149
  Class D shares...................     $ 16          $49           $ 85         $ 186
  Class C shares2..................     $  8          $25           $ 44         $  98


------------------
1 Assumes deduction at the time of purchase of the maximum 2.25% initial sales charge.
2 Does not include advisory fees payable by shareholders holding Class C shares through the INSIGHT program.
3 Assumes deduction at the time of purchase of the maximum 3% initial sales charge.

     Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. rules regarding investment companies. This Example assumes that all dividends and other distributions are reinvested, that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown and that the shares are redeemed at the end of each time period shown. The above tables and the assumption in this Example of a 5% annual return are required by regulations of the Securities and Exchange Commission ('SEC') applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of any Class of the Funds' shares.

     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND A FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses attributable to each Class of a Fund's shares will depend upon, among other things, the level of its average net assets and the extent to which it incurs variable expenses, such as transfer agency costs.

FORMS OF ORGANIZATION

     Each Trust is an open-end management investment company organized as a Massachusetts business trust. PW Fund, a diversified series of PW Trust, commenced operations on May 3, 1993. MH/KP Fund, a diversified series of MH/KP Trust, commenced operations on November 10, 1992. The Trusts are not required to (and do not) hold annual shareholder meetings. Neither Fund currently issues share certificates.

     Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for its obligations. However, the Declaration of Trust of each Trust expressly disclaims, and provides indemnification against, such liability. Accordingly, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations, a possibility that Mitchell Hutchins, the investment adviser of each Fund, believes is remote and thus does not pose a material risk.

INVESTMENT ADVISERS

     Mitchell Hutchins is the investment adviser and administrator of both Funds. In such capacities, Mitchell Hutchins supervises all aspects of each Fund's operations and makes and implements all investment decisions for MH/KP Fund. In the case of PW Fund, Mitchell Hutchins supervises the activities of Pacific Investment Management Company ('PIMCO'), which acts as PW Fund's investment sub-adviser and makes and implements all investment decisions for PW Fund. PIMCO is one of the largest fixed income management firms in the nation.


     Each Fund pays Mitchell Hutchins a monthly investment advisory and administration fee, computed daily and paid monthly, at an annual rate of 0.50% of the Fund's average daily net assets. Mitchell Hutchins, not PW Fund, pays PIMCO a fee for its services as sub-adviser for that Fund in the amount of 0.25% of that Fund's average daily net assets. Following the Reorganization, Mitchell Hutchins will be the investment adviser and administrator, and PIMCO will be the sub-adviser, of the combined Fund. William C. Powers, a managing director of PIMCO, who currently is the portfolio manager of PW Fund and who has been primarily responsible for the day-to-day portfolio management of PW Fund since October 1994, will continue as the portfolio manager of PW Fund. Mr. Powers has been a senior member of the fixed income portfolio management group at PIMCO since 1991. He was previously associated with Salomon Brothers and Bear Stearns as a Senior Managing Director.

INVESTMENT OBJECTIVES AND POLICIES

     The Funds have substantially identical investment objectives and similar investment strategies. There can be no assurance that either Fund will achieve its investment objective, and each Fund's net asset value fluctuates based upon changes in the value of its portfolio securities.

     The investment objective of PW Fund is to achieve the highest level of income consistent with the preservation of capital and low volatility of net asset value. The investment objective of MH/KP Fund is to provide high current income while limiting the degree of fluctuation of its net asset value resulting from movements in interest rates. Normally, each Fund invests at least 65% of its assets in securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities ('Government Securities'), including, among other things, mortgage-backed securities ('U.S. government mortgage-backed securities') and repurchase agreements based on such securities. MH/KP Fund also normally invests at least 65% of its net assets in adjustable rate securities ('Adjustable Rate Securities'), which may also be Government Securities and which consist primarily of mortgage- and asset-backed securities. PW Fund also invests in Adjustable Rate Securities, but it is not required to normally maintain any specific portion of its assets invested in such securities.

     Up to 35% of PW Fund's total assets may be invested in privately issued mortgage- and asset-backed securities that at the time of purchase have been rated AAA by Standard & Poor's ('S&P') or Aaa by Moody's Investors Service, Inc. ('Moody's'), have an equivalent rating from another nationally recognized statistical rating organization ('NRSRO') or, if unrated, have been determined by PIMCO to be of comparable quality. The Fund may also invest in money market instruments. As a matter of fundamental policy, the Fund normally concentrates at least 25% of its total assets in mortgage- and asset-backed securities issued or guaranteed by private issuers or by agencies or instrumentalities of the U.S. government.

     Up to 35% of MH/KP Fund's assets may be invested in securities that are not Government Securities or Adjustable Rate Securities. In addition to Government Securities, the Fund's assets consist of fixed rate and adjustable rate mortgage- and asset-backed securities that are rated AAA by S&P or Aaa by

Moody's and money market instruments, including bank obligations, of a comparable short-term rating.

     PW Fund currently seeks to limit the volatility of its net asset value per share by maintaining a dollar-weighted average portfolio maturity not in excess of three years. For this purpose, the maturity of a mortgage-or an asset-backed security is deemed to be its estimated average life after anticipated prepayments, which generally is substantially shorter than its stated maturity. However, concurrently with the consummation of the Reorganization, PW Fund intends to change this policy to one of maintaining an overall average portfolio duration of from one to three years and to change its name to 'PaineWebber Low Duration U.S. Government Income Fund.' See '-- Operations of PW Fund Following the Reorganization--Duration.'

     MH/KP Fund seeks to achieve low volatility of net asset value by investing in a diversified portfolio of securities that Mitchell Hutchins believes, in the aggregate, is resistant to significant fluctuations in market value. In selecting securities for the Fund, Mitchell Hutchins takes into account various factors that will affect the volatility of the Fund's assets, such as the time to the next coupon reset date for the securities, the payment characteristics of the securities and the dollar weighted average life of the securities.

     Both Funds may invest in classes of mortgage-backed securities that receive differing proportions of the interest and principal distributions on a pool of mortgage assets than one or more other classes of securities supported by the same mortgage pool. MH/KP Fund refers to such securities as 'stripped MBSs' or 'SMBSs'. In the most extreme case, SMBSs may be structured as interest-only ('IO') or principal-only ('PO') classes. MH/KP Fund is limited to investing only up to 10% of its net assets in SMBSs. PW Fund has no overall limitation on the portion of its assets that may be invested in all types of SMBSs, but PW Fund is limited to investing no more than 5% of its net assets in any combination of IOs, POs and inverse floating rate securities.

     Each Fund may invest up to 15% of its net assets in illiquid securities and, subject to certain limitations, may enter into dollar roll and reverse repurchase transactions, lend portfolio securities (up to 33 1/3% of assets in the case of MH/KP Fund and 10% of assets in the case of PW Fund), engage in when-issued and delayed delivery securities transactions, make short sales of securities against-the-box (or otherwise in the case of MH/KP Fund) and engage in interest rate swaps, caps, floors and, in the case of PW Fund, collars for hedging purposes. PW Fund may enter into options and futures contracts that approximate (but do not exceed) the full value of its portfolio, but under normal circumstances, the aggregate amount of the Fund's outstanding positions in such contracts generally will be much smaller.

OPERATIONS OF PW FUND FOLLOWING THE REORGANIZATION

     DURATION. Concurrently with the consummation of the Reorganization, PW Fund will change its name to 'PaineWebber Low Duration U.S. Government Income Fund' and will change its investment policy of maintaining a dollar-weighted average portfolio maturity not in excess of three years to one of maintaining an overall average portfolio duration of from one to three years. Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of 'term to maturity.' Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure and is one of the fundamental tools used by PIMCO in portfolio selection for PW Fund.

     Traditionally, a debt security's 'term to maturity' has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the 'interest rate risk' or 'volatility' of the security). However, 'term to maturity' measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the times that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time.

     For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending upon its coupon and the level of market yields, a treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much larger.

     Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen PW Fund's duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie these positions and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

     There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, PIMCO will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.

     Duration allows PIMCO to make certain predictions as to the effect that changes in the level of interest rates will have on the value of the Fund's portfolio. For example, when the level of interest rates increases by 1%, a fixed income security having a positive duration of three years generally will decrease in value by approximately 3%. Accordingly, if PIMCO calculates the duration of the Fund's portfolio as being three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities the calculation of the duration is itself a complex process. While PIMCO utilizes sophisticated analytical techniques in order to calculate the duration of these securities, those calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of the Fund's portfolio may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.

     OTHER OPERATIONS AND POLICIES. Following the Reorganization, the trustees and officers of PW Trust and PW Fund's investment adviser, distributor, exclusive dealer and other outside agents will continue to serve PW Fund in their current capacities. Mitchell Hutchins does not expect PW Fund to revise its investment objective or policies following the Reorganization to reflect those of MH/KP Fund. Mitchell Hutchins believes that most, if not all, of the assets held by MH/KP Fund will be consistent with the investment policies of PW Fund and thus can be transferred to and held by PW Fund if the Reorganization is approved. However, if the Reorganization is approved, MH/KP Fund will sell any assets that are inconsistent with PW Fund's investment policies prior to the effective time of the Reorganization. The proceeds of any such sales will be held in temporary investments or reinvested in assets that qualify to be held by PW Fund. The possible need for MH/KP Fund to dispose of assets prior to the effective time of the Reorganization could result in selling securities at a disadvantageous time and could result in MH/KP Fund realizing losses that would not otherwise have been realized.

     Effective on or about November 1, 1995, PW Fund's Class C and Class D shares will be renamed Class Y and Class C shares, respectively. Also, a contingent deferred sales charge ('CDSC') will apply to Class A and Class D (to be renamed as Class C) shares of PW Fund that (1) are purchased after November 1, 1995, (2) in the case of Class A shares, are purchased without an initial sales charge due to a sales charge waiver for purchases of $1 million or more, and (3) are held less than one year. That CDSC will be equal to 1% of the lower of (1) the net asset value of the shares at the time of purchase, or (2) the net asset value of the shares at the time of redemption. Class A and D shares in PW Fund that are issued to MH/KP Fund shareholders as part of the Reorganization will not be subject to that CDSC.

PURCHASES

     Shares of PW Fund are available through PaineWebber and its correspondent firms or, for investors who are not clients of PaineWebber, through PFPC Inc., the Fund's transfer agent ('Transfer Agent'). The minimum investment for initial and subsequent purchases of PW Fund shares is $100. Purchases through PaineWebber investment executives or correspondent firms may be made in person or by mail, by telephone or, for purchases of $1 million or more, by wire. PaineWebber investment executives and correspondent firms are responsible for transmitting purchase requests to PaineWebber's New York City offices promptly. Investors may pay for a purchase with checks drawn on U.S. banks or with funds held in brokerage accounts at PaineWebber or its correspondent firms. Payment is due on the third business day after the order is received at PaineWebber's New York City offices.

     PW Fund's Class A shares normally are sold with a maximum initial sales charge of up to 3% of the public offering price. The PW Fund Class A shares that will be distributed to shareholders of MH/KP Fund as part of the Reorganization will not be subject to an initial sales charge. However, following the Reorganization, new purchases of Class A shares of PW Fund will be subject to an initial sales charge of up to 3%, and any Class B or Class D shares of PW Fund that are purchased by former MH/KP Fund shareholders will be subject to their respective terms.

     PW Fund's Class B shares are sold subject to a maximum CDSC of 3% of redemption proceeds, which declines to zero after four years. Class B shares automatically convert into Class A shares after approximately six years. Class D shares of PW Fund currently are sold without an initial sales charge or CDSC but are subject to higher ongoing expenses than Class A shares and do not convert into another Class. As noted above, Class D shares purchased after November 1, 1995 (when they will have been renamed as Class C shares) will be subject to a 1% CDSC if they are held for less than one year.

     Class C shares of PW Fund will be issued to holders of Class C shares in MH/KP Fund in connection with the Reorganization. Effective November 1, 1995, PW Fund Class C shares (which will have been renamed as Class Y shares) will be offered for sale to participants in certain wrap fee investment advisory programs that are currently or in the future sponsored by PaineWebber and that may invest in PaineWebber proprietary funds, provided that shares are purchased through or in connection with those programs. PW Fund is authorized to sell Class C shares to employee benefit plans and retirement plans of Paine Webber Group Inc. and its affiliates, to certain unit investment trusts sponsored by PaineWebber, and to certain other parties. At present, however, only participants in the INSIGHT program would be eligible to purchase PW Fund Class C shares. PW Fund Class C shares will be sold to eligible investors at net asset value, without any initial sales charge or CDSC, and without any 12b-1 distribution or service fees.

     INSIGHT PROGRAM. An investor who purchases $50,000 or more of shares of the mutual funds that are available to INSIGHT participants (which include the PaineWebber mutual funds in the Flexible Pricing System and certain specified other mutual funds) may take part in INSIGHT, a total portfolio asset allocation program sponsored by PaineWebber, and thus become eligible to purchase PW Fund Class C shares. The INSIGHT program offers comprehensive investment services, including a personalized asset allocation investment strategy using an appropriate combination of funds, monitoring of investment performance and comprehensive quarterly reports that cover market trends, portfolio summaries and personalized account information. Participation in the INSIGHT program is subject to payment of an advisory fee to PaineWebber at the maximum annual rate of 1.5% of assets held through the program (generally charged quarterly in advance), which covers all INSIGHT program investment advisory services and program administration fees. Employees of PaineWebber and its affiliates are entitled to a 50% reduction in the fee otherwise payable for participation in the INSIGHT program. INSIGHT program clients may elect to have their INSIGHT program fees charged to their PaineWebber accounts (by the automatic redemption of money market fund shares) or, if a qualified plan, invoiced.

REDEMPTIONS

     Shareholders of each Fund may submit redemption requests to their investment executives or correspondent firms in person or by telephone, mail or wire. As each Fund's agent, PaineWebber may honor a redemption request by repurchasing shares from a redeeming shareholder at the shares' net asset value next determined after receipt of the request by PaineWebber's New York City offices. Within three business days after receipt of the request, repurchase proceeds (less any applicable CDSC) will be paid by check or credited to the shareholder's brokerage account at the election of the shareholder. PaineWebber investment executives and correspondent firms are responsible for promptly forwarding redemption requests to PaineWebber's New York City offices. PaineWebber reserves the right not to honor any redemption request, in which case PaineWebber promptly will forward the request to the Transfer Agent for treatment as described below.

     Shareholders of each Fund also may redeem shares through the Transfer Agent. Shareholders should mail redemption requests directly to the Transfer
Agent: PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, Delaware 19899. A redemption request will be executed at the net asset value per share next computed after it is received in 'good order,' and redemption proceeds will be paid within seven days of the receipt of the request. Shareholders are responsible for ensuring that a request for redemption is received in 'good order.' 'Good order' means that the request must be accompanied by the following: (1) a letter of instruction or a stock assignment specifying the number of shares or amount of investment to be redeemed (or that all shares credited to the Fund account be redeemed), signed by all registered owners of the shares in the exact names in which they are registered, (2) a guarantee of the signature of each registered owner by an eligible institution acceptable to the Transfer Agent and in accordance with SEC rules, such as a commercial bank, trust company or member of a recognized stock exchange, (3) other supporting legal documents for estates, trusts, guardianships, custodianships, partnerships and corporations and (4) duly endorsed share certificates, if any.

     A shareholder may have redemption proceeds of $1 million or more wired to the shareholder's PaineWebber brokerage account or a commercial bank account designated by the shareholder. Questions about this option, or redemption requirements generally, should be referred to the shareholder's PaineWebber investment executive or correspondent firm. If a shareholder requests redemption of shares which were purchased recently, the Fund may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to 15 days.

     Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund reserves the right to redeem all Fund shares in any shareholder account having a net asset value below the lesser of $500 or the current minimum for initial purchasers. If the Fund elects to do so, it will notify the shareholder and provide the shareholder the opportunity to increase the amount invested to the minimum required level or more within 60 days of the notice. A Fund will not redeem accounts that fall below the minimum required level solely as a result of a reduction in net asset value per share.

     If the Reorganization is approved, shares of MH/KP Fund will cease to be offered on October 19, 1995, so that shares of MH/KP Fund will no longer be available for purchase or exchange starting on October 20, 1995 (the next business day). If the Meeting is adjourned and the Reorganization is approved on a later date, MH/KP Fund shares will no longer be available for purchase or exchange on the Business Day following the date on which the Reorganization is approved and all contingencies have been met. Redemptions of MH/KP Fund's shares and exchanges of such shares for shares of any other PaineWebber or MH/KP mutual fund may be effected through the Closing Date.

EXCHANGES

     Class A, B and D shares of PW Fund and Class A and B shares of MH/KP Fund may be exchanged for shares of the Corresponding Class of other PaineWebber and MH/KP mutual funds and may be acquired through an exchange of shares of the Corresponding Class of other PaineWebber and MH/KP mutual funds, as provided in each Fund's prospectus. No initial sales charge is imposed on the shares being acquired, and no CDSC is imposed on the shares being disposed of, through an exchange. Exchanges may be subject to minimum investment and other requirements of the fund into which exchanges are made. As noted above, the $5.00 service fee currently imposed on each exchange of shares of PW Fund for shares of any other PaineWebber or MH/KP mutual funds will continue to be imposed following the Reorganization. Class C shares of each Fund have no exchange privileges.

DIVIDENDS AND OTHER DISTRIBUTIONS

     PW Fund distributes substantially all of its net investment income and realized net gains to shareholders each year. Dividends are declared daily and paid monthly and may be accompanied by distributions of net realized short-term capital gains. PW Fund also distributes, at least annually, substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss) and any undistributed net short-term capital gain. Dividends from net investment income of MH/KP Fund are declared daily and distributed monthly, and distributions of any net realized capital gains of that Fund are distributed annually after the close of the fiscal year in which they are earned. Both Funds may make additional distributions if necessary to avoid a 4% excise tax on certain undistributed income and capital gain.

     PW Fund's dividends and other distributions are paid in additional shares of the applicable Class at net asset value unless the shareholder has requested cash payments. Shareholders who wish to receive dividends and/or other distributions in cash, either mailed to the shareholder by check or credited to the shareholder's PaineWebber account, should contact their PaineWebber investment executives or correspondent firms.


     On or before the Closing Date, MH/KP Fund will declare as a distribution substantially all of its net investment income, net capital gain and net short-term capital gain in order to continue to maintain its tax status as a regulated investment company. MH/KP Fund will pay this distribution only in cash. On or before the Closing Date, PW Fund also may declare and distribute as a dividend substantially all of any previously undistributed net investment income.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

     PW Trust has received an opinion of Kirkpatrick & Lockhart LLP, its counsel, and MH/KP Trust has received an opinion of Willkie Farr & Gallagher, its counsel, each to the effect that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ('Code'). Accordingly, no gain or loss will be recognized to either Fund or its shareholders as a result of the Reorganization. See 'The Proposed Transaction--Federal Income Tax
Considerations.'

                      COMPARISON OF PRINCIPAL RISK FACTORS

     Since the investment policies of each Fund are similar, the investment risks presented by the two Funds are also similar. Certain differences are identified below. See the PW Fund Prospectus for a more detailed discussion of the investment risks of PW Fund, and see the MH/KP Fund Prospectus for a more detailed discussion of the investment risks of MH/KP Fund.

  Interest Rate Sensitivity

     The investment income of each Fund is based upon the income earned on the securities it holds, less expenses incurred; thus each Fund's investment income may be expected to fluctuate in response to changes in such expenses or income. For example, the investment income of a Fund may be affected if it experiences a net inflow of new money that is then invested in securities whose yield is higher or lower than that earned on then-current investments. Generally, the value of the securities held by a Fund, and thus the Fund's net asset value per share, will rise when interest rates decline. Conversely, when interest rates rise, the value of fixed income securities, and thus the Fund's net asset value per share, may be expected to decline.

     The Funds attempt to limit (but not eliminate) the sensitivity of their portfolios to changes in market interest rates in somewhat different ways. MH/KP Fund normally invests at least 65% of its net assets in Adjustable Rate Securities, but it is not limited with respect to the average portfolio maturity. PW Fund also invests in Adjustable Rate Securities, but it is not required to normally maintain any specific portion of its assets invested in such securities. However, PW Fund currently seeks to maintain a dollar-weighted average portfolio maturity not in excess of three years. Concurrently with the consummation of the Reorganization, PW Fund intends to change this policy to one of maintaining an overall average portfolio duration of from one to three years.

There can be no assurance that either Fund will succeed in limiting its portfolio's interest rate sensitivity.

  Mortgage- and Asset-Backed Securities

     Each Fund invests in mortgage- and asset-backed securities, including mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and privately issued mortgage- and asset-backed securities rated in the highest rating category by an NRSRO (or in the case of PW Fund, that have been determined to be of comparable quality by PIMCO).

     As a matter of fundamental policy, PW Fund normally concentrates at least 25% of its total assets in mortgage- and asset-backed securities issued or guaranteed by private issuers or by agencies or instrumentalities of the U.S. government.

     Investing in mortgage- and asset-backed securities involves special risks, such as those relating to the prepayment of principal on the underlying obligations, in addition to the risks present in the case of other types of debt securities. During 1994, the value and the liquidity of many mortgage-backed securities, including securities held by the Funds, declined sharply due primarily to increases in short-term interest rates. There can be no assurance that such declines will not recur. The value and the liquidity of many mortgage-backed securities, including the IOs and POs in which both Funds may invest, can be extremely volatile, and such securities may become illiquid.

     MH/KP Fund is limited to investing only up to 10% of its net assets in SMBSs (including IOs and POs). PW Fund has no overall limitation on the portion of its assets that may be invested in all types of SMBSs, but PW Fund is limited to investing no more than 5% of its net assets in any combination of IOs, POs and inverse floating rate securities.

  Adjustable Rate Securities

     Each Fund may invest in Adjustable Rate Securities, but MH/KP Fund normally must invest at least 65% of its net assets in Adjustable Rate Securities, while PW Fund has no such policy. The interest rate reset feature of Adjustable Rate Securities generally reduces the effect on a Fund's net asset value caused by changes in interest rates. However, the market value of Adjustable Rate Securities, and therefore a Fund's net asset value, may vary to the extent that the current interest rates on those securities differs from market interest rates during periods between applicable interest rate reset dates. Also a Fund and its shareholders do not benefit from increases in market interest rates once those rates rise to the point at which they cause the rates on the Adjustable Rate Securities to exceed their maximum adjustment rate or annual or lifetime caps. Because of their interest rate adjustment feature, Adjustable Rate Securities are not an effective means of 'locking-in' attractive rates for periods in excess of the adjustment period.

  Hedging Strategies


     Each Fund may engage in interest rate swaps, caps and floors to attempt to hedge its portfolio. PW Fund also may engage in interest rate collars for hedging purposes and may enter into options (both exchange-traded and over-the-counter) and futures contracts to attempt to enhance income and to reduce the overall risk of its portfolio. The use of options and futures contracts solely to enhance income may be considered a form of speculation. The use of these instruments involves certain special risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Funds' securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain 'cover' or to segregate securities in connection with hedging transactions and the possible inability of a Fund to close out or to liquidate its hedged position. There can be no assurance, however, that any hedging strategy will succeed. If PIMCO (or Mitchell Hutchins, with respect to MH/KP Fund) incorrectly forecasts interest rates, market values or other economic factors in utilizing a hedging strategy for a Fund, the Fund might have been in a better position had the Fund not hedged at all.

                            THE PROPOSED TRANSACTION

REORGANIZATION PLAN

     The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, which is attached as Appendix A to this Proxy Statement.

     The Reorganization Plan contemplates (a) PW Fund's acquiring on the Closing Date the assets of MH/KP Fund in exchange solely for PW Fund shares and the assumption by PW Fund of MH/KP Fund's liabilities, and (b) the constructive distribution of those shares to the shareholders of MH/KP Fund, by class.

     The assets of MH/KP Fund to be acquired by PW Fund include all cash, cash equivalents, securities, receivables and other property owned by MH/KP Fund. PW Fund will assume from MH/KP Fund all debts, liabilities, obligations and duties of MH/KP Fund of whatever kind or nature; provided, however, that MH/KP Fund will use its best efforts, to the extent practicable, to discharge all of its known debts, liabilities, obligations and duties prior to the Closing Date. PW Fund also will deliver its shares to MH/KP Fund, which then will be constructively distributed to MH/KP Fund's shareholders.

     The value of MH/KP Fund's assets to be acquired, and the amount of its liabilities to be assumed, by PW Fund and the net asset value of a Class A, Class C and Class D share of PW Fund will be determined as of the close of regular trading on the NYSE on the Closing Date. Where market quotations are readily available, portfolio securities will be valued based upon such market quotations, provided such quotations adequately reflect, in Mitchell Hutchins'

judgment, the fair value of the security. Where such market quotations are not readily available, such securities will be valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The amortized cost method of valuation generally will be used to value debt instruments with 60 days or less remaining to maturity, unless MH/KP Trust's board of trustees (with respect to MH/KP Fund) or PW Trust's board of trustees (with respect to PW

Fund) determines that this does not represent fair value. All other securities and assets will be valued at fair value as determined in good faith by or under the direction of each Trust's board of trustees, as applicable.

     On, or as soon as practicable after, the Closing Date, MH/KP Fund will distribute to its shareholders of record the shares of PW Fund it received, by Class, so that each shareholder of MH/KP Fund will receive a number of full and fractional shares of the Corresponding Class of PW Fund equal in value to the shareholder's holdings in MH/KP Fund; MH/KP Fund will be terminated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of PW Fund in the names of MH/KP Fund shareholders and by transferring thereto the shares of each Class previously credited to the account of MH/KP Fund on those books. Fractional shares in each Class of PW Fund will be rounded to the third decimal place.

     Accordingly, immediately after the Reorganization, each former shareholder of MH/KP Fund will own shares of the Class of PW Fund that will equal the value of that shareholder's shares in the Corresponding Class of MH/KP Fund immediately prior to the Reorganization. Moreover, because shares of each Class of PW Fund will be issued at net asset value in exchange for the net assets applicable to the Corresponding Class of MH/KP Fund, the aggregate value of shares of each Class of PW Fund so issued will equal the aggregate value of the shares of the Corresponding Class of MH/KP Fund. The net asset value per share of PW Fund will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder interest.

     Any transfer taxes payable upon issuance of shares of PW Fund in a name other than that of the registered holder of the shares on the books of MH/KP Fund shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of MH/KP Fund will continue to be its responsibility up to and including the Closing Date and such later date on which it is terminated.

     The cost of the Reorganization, including professional fees and the cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, together with the cost of any supplementary solicitation, will be borne by Mitchell Hutchins.

     The consummation of the Reorganization is subject to a number of conditions set forth in the Reorganization Plan, some of which may be waived by each Trust. In addition, the Reorganization Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that has a material adverse effect on the shareholders' interests.


REASONS FOR THE REORGANIZATION

     MH/KP Trust's board of trustees, including a majority of its Independent Trustees, has determined that the Reorganization is in the best interests of MH/KP Fund, that the terms of the Reorganization are fair and reasonable and that the interests of the shareholders of MH/KP Fund will not be diluted as a result of the Reorganization. PW Trust's board of trustees, including a majority of its Independent Trustees, has determined that the Reorganization is in the best interests of PW Fund, that the terms of the Reorganization are fair and reasonable and that the interests of the shareholders of PW Fund will not be diluted as a result of the Reorganization.

     In considering the Reorganization, the boards of trustees made an extensive inquiry into a number of factors, including the following:

          (1) the compatibility of the investment objectives, policies and restrictions of the Funds;

          (2) the effect of the Reorganization on the expected investment performance of the Funds;

          (3) the effect of the Reorganization on the expense ratio of PW Fund relative to each Fund's current expense ratio;

          (4) the costs to be incurred by each Fund as a result of the Reorganization;

          (5) the tax consequences of the Reorganization;

          (6) possible alternatives to the Reorganization, including continuing to operate on a stand-alone basis or liquidation; and

          (7) potential benefits of the Reorganization to other persons, especially Mitchell Hutchins and PaineWebber.

     The Reorganization was recommended to the boards of trustees by Mitchell Hutchins at meetings of the boards held on July 20, 1995. In approving the Reorganization, the boards of trustees took into account the fact that the Funds' investment objectives are substantially identical, that their investment policies are similar, and that Mitchell Hutchins did not believe there was a need to offer both Funds to investors. The boards recognized that, as the larger of the two Funds, PW Fund was the logical survivor in any combination and that PIMCO, the sub-adviser for PW Fund, is one of the largest fixed income management firms in the nation.

     The boards' approval of the Reorganization was also based on the fact that, due to PW Fund's larger size and lower operating expenses, each Class of shares of PW Fund that would be received by MH/KP Fund shareholders in the Reorganization is expected to have lower operating expenses as a percentage of net assets than that of the Corresponding Class of MH/KP Fund, standing alone. The boards were advised by Mitchell Hutchins that combining the two Funds would eliminate duplicative expenses and achieve other economies of scale in connection with custody fees, state registration fees, printing expenses, trustees fees and legal and audit expenses.

     The boards recognized that the reduction in operating expenses would not be immediately apparent to MH/KP Fund shareholders because Mitchell Hutchins (like the previous adviser to MH/KP Fund) has been voluntarily providing MH/KP Fund with certain fee waivers and expense reimbursements since February, 1995. The boards also recognized, however, that Mitchell Hutchins is under no obligation to continue to provide such waivers and reimbursements and had undertaken to provide them due to MH/KP Fund's small size and until MH/KP Fund could be combined with a larger fund.

             THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS
                  OF MH/KP FUND VOTE 'FOR' THE REORGANIZATION.

DESCRIPTION OF SECURITIES TO BE ISSUED

     PW Trust is registered with the SEC as an open-end management investment company. Its trustees are authorized to issue an unlimited number of shares of beneficial interest of separate series (par value $.001 per share). The trustees have established PW Fund as one of PW Trust's five series and have authorized the public offering of four Classes of shares of PW Fund. A separate filing will be made prior to the Closing Date for the purpose of registering Class C shares with the SEC. Each share in a Class represents an equal proportionate interest in PW Fund with each other share in that Class. Shares of PW Fund entitle their holders to one vote per full share and fractional votes for fractional shares held, except that each Class of shares has exclusive voting rights on matters pertaining to its plan of distribution, if any.

     On the Closing Date, PW Fund will have outstanding four Classes of shares, designated as Class A, Class B, Class C and Class D shares. Only Class A, Class C and Class D shares will be issued as part of the Reorganization. Each Class represents interests in the same assets of the Fund. The Classes currently differ as follows: (1) Class A, Class B and Class D shares, unlike Class C shares, bear certain fees under plans of distribution and have exclusive voting rights on matters pertaining to those plans; (2) Class A shares are subject to an initial sales charge; (3) Class B shares bear ongoing distribution fees, are subject to a CDSC upon certain redemptions and automatically convert to Class A shares approximately six years after issuance; (4) Class D shares are subject to neither an initial sales charge nor a CDSC, bear ongoing service and distribution fees and do not convert into another Class; (5) Class C shares are subject to neither an initial sales charge or a CDSC nor ongoing service or distribution fees, but may be purchased only by certain categories of purchasers; and (6) each Class may bear differing amounts of certain Class-specific expenses. Each share of each Class of PW Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation, except that, due to the differing expenses borne by the four Classes, such dividends and proceeds are likely to be lower for the other Classes than for the Class C shares. Dividends on each Class also might be affected differently by the allocation of other

Class-specific expenses.

     PW Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless fewer than a majority of the trustees holding office has been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a trustee by votes cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when requested in writing to do so by the shareholders of record holding at least 10% of PW Trust's outstanding shares.

FEDERAL INCOME TAX CONSIDERATIONS

     The exchange of MH/KP Fund's assets for PW Fund shares and PW Fund's assumption of MH/KP Fund's liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(C) of the Code. PW Trust has received an opinion of Kirkpatrick & Lockhart LLP, its counsel, and MH/KP Trust has received an opinion of Willkie Farr & Gallagher, its counsel, each substantially to the effect that:

          (1) PW Fund's acquisition of MH/KP Fund's assets in exchange solely for PW Fund shares and PW Fund's assumption of MH/KP Fund's liabilities, followed by MH/KP Fund's distribution of those shares to its shareholders constructively in exchange for their MH/KP Fund shares, will constitute a 'reorganization' within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be 'a party to a reorganization' within the meaning of section 368(b) of the Code;

          (2) No gain or loss will be recognized to MH/KP Fund on the transfer to PW Fund of its assets in exchange solely for PW Fund shares and PW Fund's assumption of MH/KP Fund's liabilities or on the subsequent distribution of those shares to MH/KP Fund's shareholders in constructive exchange for their MH/KP Fund shares;

          (3) No gain or loss will be recognized to PW Fund on its receipt of the transferred assets in exchange solely for PW Fund shares and its assumption of MH/KP Fund's liabilities;

          (4) PW Fund's basis for the transferred assets will be the same as the basis thereof in MH/KP Fund's hands immediately prior to the Reorganization, and PW Fund's holding period for those assets will include MH/KP Fund's holding period therefor;

          (5) An MH/KP Fund shareholder will recognize no gain or loss on the constructive exchange of all its MH/KP Fund shares solely for PW Fund shares pursuant to the Reorganization; and

          (6) An MH/KP Fund shareholder's basis for the PW Fund shares to be received by it in the Reorganization will be the same as the basis for its MH/KP Fund shares to be constructively surrendered in exchange for those PW Fund shares, and its holding period for those PW Fund shares will include its holding period for those MH/KP Fund shares, provided they are held as capital assets by the shareholder on the Closing Date.

     Each such opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset (including certain options, futures and forward contracts) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     Utilization by PW Fund after the Reorganizations of pre-Reorganization capital losses realized by MH/KP Fund could be subject to limitation in future years under the Code.

     Shareholders of MH/KP Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

CAPITALIZATION

     The following table shows the capitalization of each Fund at May 31, 1995 (unaudited) and on a pro forma combined basis (unaudited) giving effect to the
Reorganization:

                                                                 PRO FORMA
                                   PW FUND       MH/KP FUND       COMBINED
                                 ------------    -----------    ------------
Net Assets
  Class A.....................   $132,662,498    $25,849,468    $158,511,966
  Class B(1)..................     10,240,903      2,693,596      10,240,903
  Class C.....................             --        626,513         626,513
  Class D.....................    216,381,087             --     219,074,683

Net Asset Value Per Share
  Class A.....................          $2.32         $11.61           $2.32
  Class B(1)..................           2.32          11.61            2.32
  Class C.....................             --          11.62            2.32
  Class D.....................           2.32             --            2.32

Shares Outstanding
  Class A.....................     57,187,885      2,226,210      68,328,531
  Class B(1)..................      4,415,142        231,988       4,415,142
  Class C.....................             --         53,936         270,145
  Class D.....................     93,328,825             --      94,489,765

------------------
(1) Class B shares of MH/KP Fund will be exchanged for Class D shares of PW
    Fund.

                      ADDITIONAL INFORMATION ABOUT PW FUND

FINANCIAL HIGHLIGHTS

     The table below provides selected per share data and ratios for one Class A share and one Class D share for the periods shown. (No Class B shares of PW Fund will be issued in the Reorganization.) This information is supplemented by the financial statements and accompanying notes appearing in PW Fund's Annual Report to Shareholders for the fiscal year ended November 30, 1994, and the unaudited financial statements and accompanying notes in PW Fund's Semi-Annual Report to Shareholders for the six month period ended May 31, 1995, which are incorporated herein by this reference. The financial statements and notes for the fiscal year ended November 30, 1994 and the financial information in the table below, insofar as it relates to the periods ended November 30, 1993 and November 30, 1994, respectively, have been audited by Ernst & Young LLP, independent auditors, whose report thereon is included in the Annual Report to Shareholders that accompanies this Proxy Statement.

                                                                CLASS A
                                      ------------------------------------------------------------
                                                                                  FOR THE PERIOD
                                                                                    MAY 3, 1993
                                      FOR THE SIX MONTHS      FOR THE YEAR       (COMMENCEMENT OF
                                      ENDED MAY 31, 1995          ENDED           OPERATIONS) TO
                                         (UNAUDITED)        NOVEMBER 30, 1994    NOVEMBER 30, 1993
                                      ------------------    -----------------    -----------------
Net asset value, beginning of
  period...........................        $   2.25             $    2.48            $    2.50
                                      ------------------    -----------------    -----------------
Net increase (decrease) from
  investment operations:
  Net investment income............            0.07                  0.12                 0.07
  Net realized and unrealized gains
     (losses) from investment,
     futures and options
     transactions..................            0.07                 (0.29)               (0.02)
                                      ------------------    -----------------    -----------------
     Net increase (decrease) in net
       asset value from investment
       operations..................            0.14                 (0.17)                0.05
                                      ------------------    -----------------    -----------------
Less distributions:
  Dividends from net investment
     income........................           (0.07)                (0.12)               (0.07)
                                      ------------------    -----------------    -----------------
Contribution to capital from
  adviser..........................              --                  0.06                   --
                                      ------------------    -----------------    -----------------
  Net asset value, end of period...        $   2.32             $    2.25            $    2.48
                                      ------------------    -----------------    -----------------

                                      ------------------    -----------------    -----------------
Total investment return(1).........            6.20%                (4.50)%**             1.88%
                                      ------------------    -----------------    -----------------
                                      ------------------    -----------------    -----------------
Ratios/Supplemental data:
  Net assets, end of period (000's
     omitted)......................        $132,662             $ 158,712            $ 551,243
  Ratio of expenses to average net
     assets(2).....................            1.07%*                0.84%                0.81%*
  Ratios of net investment income
     to average net assets(2)......            5.95%*                5.16%                4.85%*
  Portfolio turnover rate..........           64.81%               246.34%               96.60%

------------------
 * Annualized.

** During the year ended November 30, 1994, PaineWebber and Mitchell Hutchins took actions affecting PW Fund and its shareholders. Mitchell Hutchins made payments aggregating approximately $33 million for the benefit of shareholders of the Fund who held Fund shares on or after April 28, 1994, pursuant to a settlement of certain class action lawsuits filed against the Fund, PaineWebber, Mitchell Hutchins and related parties. The payments equated to $0.06 per share for each Fund share outstanding on May 6, 1994 or issued from that date through June 7, 1994, plus certain additional amounts. If such payments had not been made, the total investment return would have been (7.02)% for Class A.

                                              (Footnotes continued on next page)

(Footnotes continued from previous page)
 (1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for Class A would be lower if sales charges were included. Total investment returns for periods less than one year have not been annualized.

 (2) During the year ended November 30, 1994 Mitchell Hutchins waived a portion of its advisory and administration fees. If such waivers had not been made, the annualized ratios of expenses to average net assets, and net investment income to average net assets, respectively, would have been 0.88% and 5.12% for Class A.

                                                                CLASS D
                                      ------------------------------------------------------------
                                                                                  FOR THE PERIOD
                                                                                    MAY 3, 1993
                                      FOR THE SIX MONTHS      FOR THE YEAR       (COMMENCEMENT OF
                                      ENDED MAY 31, 1995          ENDED           OPERATIONS) TO

                                         (UNAUDITED)        NOVEMBER 30, 1994    NOVEMBER 30, 1993
                                      ------------------    -----------------    -----------------
Net asset value, beginning of
  period...........................        $   2.25             $    2.47           $      2.50
                                      ------------------    -----------------    -----------------
Net increase (decrease) from
  investment operations:
  Net investment income............            0.06                  0.11                  0.06
  Net realized and unrealized gains
     (losses) from investment,
     futures and options
     transactions..................            0.07                 (0.28)                (0.03)
                                      ------------------    -----------------    -----------------
     Net increase (decrease) in net
       asset value from investment
       operations..................            0.13                 (0.17)                 0.03
                                      ------------------    -----------------    -----------------
Less distributions:
  Dividends from net investment
     income........................           (0.06)                (0.11)                (0.06)
                                      ------------------    -----------------    -----------------
Contribution to capital from
  adviser..........................              --                  0.06                    --
                                      ------------------    -----------------    -----------------
  Net asset value, end of period...        $   2.32             $    2.25           $      2.47
                                      ------------------    -----------------    -----------------
                                      ------------------    -----------------    -----------------
Total investment return(1).........            5.90%                (4.99)%**              1.20%
                                      ------------------    -----------------    -----------------
                                      ------------------    -----------------    -----------------

Ratios/Supplemental data:
  Net assets, end of period (000's
     omitted)......................        $216,381             $ 296,182           $ 1,186,181
  Ratio of expenses to average net
     assets(2).....................            1.67%*                1.36%                 1.35%*
  Ratios of net investment income
     to average net assets(2)......            5.38%*                4.65%                 4.52%*
  Portfolio turnover rate..........           64.81%               246.34%                96.60%

------------------
 * Annualized.

** During the year ended November 30, 1994, PaineWebber and Mitchell Hutchins took actions affecting PW Fund and its shareholders. Mitchell Hutchins made payments aggregating approximately $33 million for the benefit of shareholders of the Fund who held Fund shares on or after April 28, 1994, pursuant to a settlement of certain class action lawsuits filed against the Fund, PaineWebber, Mitchell Hutchins and related parties. The payments equated to $0.06 per share for each Fund share outstanding on May 6, 1994 or issued from that date through June 7, 1994, plus certain additional amounts. If such payments had not been made, the total investment return would have been (7.50)% for Class D.

                                              (Footnotes continued on next page)

(Footnotes continued from previous page)
 (1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment returns for periods less than one year have not been annualized.

 (2) During the year ended November 30, 1994 Mitchell Hutchins waived a portion of its advisory and administration fees. If such waivers had not been made, the annualized ratios of expenses to average net assets, and net investment income to average net assets, respectively, would have been 1.39% and 4.61% for Class D.

                                 MISCELLANEOUS

AVAILABLE INFORMATION

     Each Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith files reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20459 at prescribed rates.

LEGAL MATTERS

     Certain legal matters in connection with the issuance of PW Fund shares as part of the Reorganization will be passed upon by Kirkpatrick & Lockhart LLP, counsel to PW Trust.

EXPERTS

     The audited financial statements of PW Fund and MH/KP Fund, incorporated by reference herein or in the Statement of Additional Information, have been audited by Ernst & Young LLP and Deloitte & Touche LLP, independent auditors, whose reports thereon are included in the Funds' Annual Report to Shareholders for the fiscal years ended November 30, 1994 and August 31, 1994, respectively, and in MH/KP Fund's semi-annual report to shareholders for the six-month period ended February 28, 1995. The financial statements audited by Ernst & Young LLP and Deloitte & Touche LLP have been incorporated by reference herein or in the Statement of Additional Information in reliance on their reports given on their authority as experts in auditing and accounting.

                                   APPENDIX A
              AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ('Agreement') is made as of August 8, 1995, between PaineWebber Managed Investments Trust, a Massachusetts business trust ('PW Trust'), on behalf of PaineWebber Short-Term U.S. Government Income Fund, a segregated portfolio of assets ('series') thereof ('Acquiring Fund'), and Mitchell Hutchins/Kidder, Peabody Investment Trust, a Massachusetts business trust ('MH/KP Trust'), on behalf of its Mitchell Hutchins/Kidder, Peabody Adjustable Rate Government Fund series ('Target'). (Acquiring Fund and Target are sometimes referred to herein individually as a 'Fund' and collectively as the 'Funds,' and PW Trust and MH/KP Trust are sometimes referred to herein individually as an 'Investment Company' and collectively as the 'Investment Companies.')

     This Agreement is intended to be, and is adopted as, a plan of a reorganization described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ('Code'). The reorganization will involve the transfer to Acquiring Fund of Target's assets solely in exchange for voting shares of beneficial interest in Acquiring Fund ('Acquiring Fund Shares') and the assumption by Acquiring Fund of Target's liabilities, followed by the constructive distribution of the Acquiring Fund Shares to the holders of shares of beneficial interest in Target ('Target Shares') in exchange therefor, all upon the terms and conditions set forth herein. The foregoing transactions are referred to herein as the 'Reorganization.' All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by either Fund are made and shall be taken or undertaken by PW Trust on behalf of Acquiring Fund and by MH/KP Trust on behalf of Target.

     Acquiring Fund's shares are divided into four classes, designated Class A, Class B, Class C, and Class D shares ('Class A Acquiring Fund Shares,' 'Class B Acquiring Fund Shares,' 'Class C Acquiring Fund Shares,' and 'Class D Acquiring Fund Shares,' respectively). (Acquiring Fund is establishing Class C expressly for the purpose of facilitating the Reorganization--Class C Acquiring Fund Shares are to be exchanged, in effect, for Class C Target Shares (defined below) as part of the Reorganization.) Except as noted in the following sentence, these classes differ only with respect to the sales charges imposed on the purchase of shares and the fees ('12b-1 fees') payable by each class pursuant to plans adopted under Rule 12b-1 promulgated under the Investment Company Act of 1940 ('1940 Act'), as follows: (1) Class A Acquiring Fund Shares are offered at net asset value ('NAV') plus a sales charge, if applicable, and are subject to a 12b-1 service fee at the annual rate of 0.25% of the average daily net assets attributable to the class ('class assets'); (2) Class B Acquiring Fund Shares are offered at NAV without imposition of any sales charge and are subject to a contingent deferred sales charge and 12b-1 service and distribution fees at the respective annual rates of 0.25% and 0.75% of class assets; (3) Class C Acquiring Fund Shares will be offered to a limited class of offerees at NAV without imposition of any sales charge and will not be subject to any 12b-1 fee; and (4) Class D Acquiring Fund Shares are offered at NAV without imposition of any sales charge and are subject to 12b-1 service and distribution fees at the respective annual rates of 0.25% and 0.50% of class assets. These classes also may differ from one another with respect to the allocation of certain class-specific expenses other than 12b-1 fees. Only Classes A, C, and D

Acquiring Fund Shares are involved in the Reorganization.

     Target's shares are divided into three classes, designated Class A, Class B, and Class C shares ('Class A Target Shares,' 'Class B Target Shares,' and 'Class C Target Shares,' respectively). These classes are substantially similar to the Class A, Class D, and Class C Acquiring Fund Shares, respectively (though Class A Target Shares and Class A Acquiring Fund Shares are subject to different maximum initial sales charges).

     In consideration of the mutual promises herein, the parties covenant and agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION OF TARGET

     1.1. Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ('Assets') to Acquiring Fund. Acquiring Fund agrees in exchange therefor--

          (a) to issue and deliver to Target the number of full and fractional
     (i) Class A Acquiring Fund Shares determined by dividing the net value of Target (computed as set forth in paragraph 2.1) ('Target Value') attributable to the Class A Target Shares by the NAV (computed as set forth in paragraph 2.2) of a Class A Acquiring Fund Share, (ii) Class D Acquiring Fund Shares determined by dividing the Target Value attributable to the Class B Target Shares by the NAV (as so computed) of a Class D Acquiring Fund Share, and (iii) Class C Acquiring Fund Shares determined by dividing the Target Value attributable to the Class C Target Shares by the NAV (as so computed) of a Class C Acquiring Fund Share; and

          (b) to assume all of Target's liabilities described in paragraph 1.3 ('Liabilities').

     Such transactions shall take place at the Closing (as defined in paragraph 3.1).

     1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).

     1.3. The Liabilities shall include (except as otherwise provided herein) all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement, including without limitation Target's share of the expenses described in paragraph 7.2. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all of its known Liabilities prior to the Effective Time.


     1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Effective Time.

     1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall constructively distribute the Acquiring Fund Shares received by it pursuant to paragraph 1.1 to Target's shareholders of record, determined as of the Effective Time (collectively 'Shareholders' and individually a 'Shareholder'), in exchange for their Target Shares. Such distribution shall be accomplished by the Funds' transfer agent ('Transfer Agent') opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring such Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder, by class (i.e., the account for a Shareholder of Class A Target Shares shall be credited with the respective pro rata number of Class A Acquiring Fund Shares due that Shareholder, the account for a Shareholder of Class B Target Shares shall be credited with the respective pro rata number of Class D Acquiring Fund Shares due that Shareholder, and the account for a Shareholder of Class C Target Shares shall be credited with the respective pro rata number of Class C Acquiring Fund Shares due that Shareholder). All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer records. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with the Reorganization.

     1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, Target shall be terminated as a series of MH/KP Trust and any further actions shall be taken in connection therewith as required by applicable law.

     1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

     1.8. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

2. VALUATION

     2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange, Inc. ('NYSE') on the date of the Closing ('Valuation Time'), using the valuation procedures set forth in Target's then-current prospectus and statement of additional information less (b) the amount of the Liabilities as of the Valuation Time.


     2.2. For purposes of paragraph 1.1(a), the NAV of a Class A Acquiring Fund Share, a Class C Acquiring Fund Share, and a Class D Acquiring Fund Share shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current prospectus and statement of additional information.

     2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Mitchell Hutchins Asset Management Inc.

3. CLOSING AND EFFECTIVE TIME

     3.1. The Reorganization, together with related acts necessary to consummate the same ('Closing'), shall occur at the Funds' principal office on October 20, 1995, or at such other place and/or on such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as the parties may agree ('Effective Time'). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the net value of Target and the NAV per Acquiring Fund Share is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

     3.2. MH/KP Trust shall deliver to PW Trust at the Closing a schedule of the Assets as of the Effective Time, which shall set forth for all portfolio securities included therein their adjusted tax basis and holding period by lot. Target's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     3.3. MH/KP Trust shall deliver to PW Trust at the Closing a list of the names and addresses of the Shareholders and the number (by class) of outstanding Target Shares owned by each Shareholder, all as of the Effective Time, certified by the Secretary or Assistant Secretary of MH/KP Trust. The Transfer Agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholders' names. PW Trust shall issue and deliver a confirmation to MH/KP Trust evidencing the Acquiring Fund Shares (by class) to be credited to Target at the Effective Time or provide evidence satisfactory to MH/KP Trust that such Acquiring Fund Shares have been credited to Target's account on Acquiring Fund's books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     3.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.


4. REPRESENTATIONS AND WARRANTIES

     4.1. Target represents and warrants as follows:

          4.1.1. MH/KP Trust is an unincorporated voluntary association with transferable shares organized as a business trust under a written instrument ('Business Trust'); it is duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts; and a copy of its Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts;

          4.1.2. MH/KP Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

          4.1.3. Target is a duly established and designated series of MH/KP Trust;

          4.1.4. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

          4.1.5. Target's current prospectus and statement of additional information conform in all material respects to the applicable requirements of the Securities Act of 1933 ('1933 Act') and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          4.1.6. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of MH/KP Trust's Declaration of Trust or By-Laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as previously disclosed in writing to and accepted by PW Trust;

          4.1.7. Except as disclosed in writing to and accepted by PW Trust, all material contracts and other commitments of or applicable to Target (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted to be taken by any other party thereto prior to the Closing;


          4.1.8. Except as otherwise disclosed in writing to and accepted by PW Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Target's knowledge) threatened against MH/KP Trust with respect to Target or any of its properties or assets that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business; Target knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

          4.1.9. The execution, delivery, and performance of this Agreement has been duly authorized as of the date hereof by all necessary action on the part of MH/KP Trust's board of trustees, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's shareholders and receipt of any necessary exemptive relief or no-action assurances requested from the Securities and Exchange Commission ('SEC') or its staff with respect to sections 17(a) and 17(d) of the 1940 Act, this Agreement will constitute a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          4.1.10. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Target's shareholders;

          4.1.11. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934 ('1934 Act'), or the 1940 Act for the execution or performance of this Agreement by MH/KP Trust, except for (a) the filing with the SEC of a registration statement by PW Trust on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ('Registration Statement'), including therein a prospectus/proxy statement ('Proxy Statement'), (b) receipt of the exemptive relief referenced in subparagraph 4.1.9, and (c) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

          4.1.12. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by PW Trust for use therein;

          4.1.13. The Liabilities were incurred by Target in the ordinary course of its business;

          4.1.14. Target is a 'fund' as defined in section 851(h)(2) of the Code; it qualified for treatment as a regulated investment company ('RIC') under Subchapter M of the Code for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. The Assets shall be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing;

          4.1.15. Target is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

          4.1.16. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers; and

          4.1.17. Target will be terminated as soon as reasonably practicable after the Reorganization, but in all events within six months after the Effective Time.

     4.2. Acquiring Fund represents and warrants as follows:

          4.2.1. PW Trust is a Business Trust; it is duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts; and a copy of its Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts;

          4.2.2. PW Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

          4.2.3. Acquiring Fund is a duly established and designated series of PW Trust;

          4.2.4. No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

          4.2.5. Acquiring Fund is establishing Class C (which was authorized previously) expressly for the purpose of facilitating the Reorganization, and only one Class C Acquiring Fund Share will be outstanding immediately before the Effective Time. The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable, except to the extent that under Massachusetts law shareholders of a Business Trust may, under certain circumstances, be held personally liable for its obligations. Except as contemplated by this Agreement, Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

          4.2.6. Acquiring Fund's current prospectus and statement of additional information conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          4.2.7. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of PW Trust's Declaration of Trust or By-Laws or of any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as previously disclosed in writing to and accepted by MH/KP Trust;

          4.2.8. Except as otherwise disclosed in writing to and accepted by MH/KP Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Acquiring Fund's knowledge) threatened against PW Trust with respect to Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

          4.2.9. The execution, delivery, and performance of this Agreement has been duly authorized as of the date hereof by all necessary action on the part of PW Trust's board of trustees, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to receipt of any necessary exemptive relief or no-action assurances requested from the SEC or its staff with respect to sections 17(a) and 17(d) of the 1940 Act, this Agreement will constitute a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;


          4.2.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by PW Trust, except for (a) the filing with the SEC of the Registration Statement and a post-effective amendment to PW Trust's registration statement, (b) receipt of the exemptive relief referenced in subparagraph 4.2.9, and (c) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

          4.2.11. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by MH/KP Trust for use therein;

          4.2.12. Acquiring Fund is a 'fund' as defined in section 851(h)(2) of the Code; it qualified for treatment as a RIC under Subchapter M of the Code for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; Acquiring Fund intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

          4.2.13. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of that business;

          4.2.14. Acquiring Fund (a) will actively continue Target's business in substantially the same manner that Target conducted that business immediately before the Reorganization, (b) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC under Subchapter M of the Code, and (c) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

          4.2.15. There is no plan or intention for Acquiring Fund to be dissolved or merged into another corporation or business trust or any

     'fund' thereof (within the meaning of section 851(h)(2) of the Code) following the Reorganization;

          4.2.16. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers; and

          4.2.17. Acquiring fund does not own, directly or indirectly, nor at the Effective Time will it own, directly or indirectly, nor has it owned, directly or indirectly, at any time during the past five years, any shares of Target.

     4.3. Each Fund represents and warrants as follows:

          4.3.1. The fair market value of the Acquiring Fund Shares, when received by the Shareholders, will be approximately equal to the fair market value of their Target Shares constructively surrendered in exchange therefor;

          4.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem or otherwise dispose of any portion of the Acquiring Fund Shares to be received by them in the Reorganization and (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company. Consequently, its management expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis. Nor does its management anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

          4.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

          4.3.4. Immediately following consummation of the Reorganization, Acquiring Fund will hold substantially the same assets and be subject to substantially the same liabilities that Target held or was subject to immediately prior thereto, plus any liabilities and expenses of the parties incurred in connection with the Reorganization;

          4.3.5. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

          4.3.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

          4.3.7. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target immediately before the Reorganization. For the purposes of this representation, any amounts used by Target to pay its Reorganization expenses and redemptions and distributions made by it immediately before the Reorganization (except for (a) distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code and (b) redemptions not made as part of the Reorganization) will be included as assets thereof held immediately before the Reorganization;

          4.3.8. None of the compensation received by any Shareholder who is an employee of Target will be separate consideration for, or allocable to, any of the Target Shares held by such Shareholder-employee; none of the Acquiring Fund Shares received by any such Shareholder-employee will be separate consideration for, or allocable to, any employment agreement; and the consideration paid to any such Shareholder-employee will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services; and

          4.3.9. Immediately after the Reorganization, the Shareholders will not own shares constituting 'control' of Acquiring Fund within the meaning of section 304(c) of the Code.

5. COVENANTS

     5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that (a) such ordinary course will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by each Fund's normal business activities and (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that Target shall not dispose of more than an insignificant portion of its historic business assets during such period without Acquiring Fund's prior consent.

     5.2. Target covenants to call a shareholders' meeting to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.

     5.3. Target covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

     5.4. Target covenants that it will assist PW Trust in obtaining such information as PW Trust reasonably requests concerning the beneficial ownership of Target Shares.

     5.5. Target covenants that Target's books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to PW Trust at the Closing.

     5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal securities laws.

     5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

     5.8. PW Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such state securities laws it may deem appropriate in order to continue its operations after the Effective Time.

     5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6. CONDITIONS PRECEDENT

     Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all the obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

     6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by MH/KP Trust's board of trustees and shall have been approved by Target's shareholders in accordance with applicable law.

     6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Fund may for itself waive any of such conditions.

     6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

     6.4. MH/KP Trust shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to PW Trust, substantially to the effect that:

          6.4.1. Acquiring Fund is a duly established series of PW Trust, a Business Trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;

          6.4.2. This Agreement (a) has been duly authorized, executed, and delivered by PW Trust on behalf of Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by MH/KP Trust on behalf of Target, is a valid and legally binding obligation of PW Trust with respect to Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          6.4.3. The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement, will be duly authorized and validly issued and outstanding and fully paid and non-assessable, except to the extent that under Massachusetts law shareholders of a Business Trust may, under certain circumstances, be held personally liable for its obligations, and no shareholder of Acquiring Fund has any preemptive right to subscribe for or purchase such shares;

          6.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate PW Trust's Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel, without any independent inquiry or investigation) to which PW Trust (with respect to Acquiring Fund) is a party or by which it is bound or (to the knowledge of such counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which PW Trust (with respect to Acquiring Fund) is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by MH/KP Trust;

          6.4.5. To the knowledge of such counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by PW Trust on behalf of Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;

          6.4.6. PW Trust is registered with the SEC as an investment company, and to the knowledge of such counsel no order has been issued or proceeding instituted to suspend such registration; and


          6.4.7. To the knowledge of such counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to PW Trust (with respect to Acquiring Fund) or any of its properties or assets attributable or allocable to Acquiring Fund and (b) PW Trust (with respect to Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Acquiring Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by MH/KP Trust.

     In rendering such opinion, such counsel may (i) rely, as to matters governed by the laws of the Commonwealth of Massachusetts, on an opinion of competent Massachusetts counsel, (ii) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, and (iv) define the word 'knowledge' and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

     6.5. PW Trust shall have received an opinion of Willkie Farr & Gallagher, counsel to MH/KP Trust, substantially to the effect that:

          6.5.1. Target is a duly established series of MH/KP Trust, a Business Trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;

          6.5.2. This Agreement (a) has been duly authorized, executed, and delivered by MH/KP Trust on behalf of Target and (b) assuming due authorization, execution, and delivery of this Agreement by PW Trust on behalf of Acquiring Fund, is a valid and legally binding obligation of MH/KP Trust with respect to Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          6.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate MH/KP Trust's Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel, without any independent inquiry or investigation) to which MH/KP Trust (with respect to Target) is a party or by which it is bound or (to the knowledge of such counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which MH/KP Trust (with respect to Target) is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by PW Trust;

          6.5.4. To the knowledge of such counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by

     MH/KP Trust on behalf of Target of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;

          6.5.5. MH/KP Trust is registered with the SEC as an investment company, and to the knowledge of such counsel no order has been issued or proceeding instituted to suspend such registration; and

          6.5.6. To the knowledge of such counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to MH/KP Trust (with respect to Target) or any of its properties or assets attributable or allocable to Target and (b) MH/KP Trust (with respect to Target) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by PW Trust.

In rendering such opinion, such counsel may (i) rely, as to matters governed by the laws of the Commonwealth of Massachusetts, on an opinion of competent Massachusetts counsel, (ii) make assumptions regarding the authenticity, genuineness, and /or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, and (iv) define the word 'knowledge' and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

     6.6. PW Trust shall have received an opinion of Kirkpatrick & Lockhart LLP, its counsel, addressed to and in form and substance satisfactory to it, and MH/KP Trust shall have received an opinion of Willkie Farr & Gallagher, its counsel, addressed to and in form and substance satisfactory to it, each as to the federal income tax consequences mentioned below (each a 'Tax Opinion'). In rendering its Tax Opinion, each such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 3.4. Each Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

          6.6.1. Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares to the Shareholders constructively in exchange for the Shareholders' Target Shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be 'a party to a reorganization' within the meaning of section 368(b) of the Code;

          6.6.2. No gain or loss will be recognized to Target on the transfer to Acquiring Fund of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

          6.6.3. No gain or loss will be recognized to Acquiring Fund on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

          6.6.4. Acquiring Fund's basis for the Assets will be the same as the basis thereof in Target's hands immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

          6.6.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

          6.6.6. A Shareholder's basis for the Acquiring Fund Shares to be received by it in the Reorganization will be the same as the basis for its Target Shares to be constructively surrendered in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided they are held as capital assets by the Shareholder at the Effective Time.

Notwithstanding paragraphs 6.6.2 and 6.6.4, each Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any asset (including certain options, futures, and forward contracts included in the Assets) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     At any time before the Closing, (a) Acquiring Fund may waive any of the foregoing conditions if, in the judgment of PW Trust's board of trustees, such waiver will not have a material adverse effect on its shareholders' interests, and (b) Target may waive any of the foregoing conditions if, in the judgment of MH/KP Trust's board of trustees, such waiver will not have a material adverse effect on the Shareholders' interests.

7. BROKERAGE FEES AND EXPENSES

     7.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     7.2. Except as otherwise provided herein, all expenses incurred in connection with the transactions contemplated by this Agreement (whether or not they are consummated) will be borne by Mitchell Hutchins Asset Management Inc. Such expenses include: (a) expenses incurred in connection with entering into and carrying out the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which Target's shareholders are resident as of the date of the mailing of the Proxy Statement to such shareholders; (d) printing and postage expenses; (e) legal and accounting fees; and (f) solicitation costs.

8. ENTIRE AGREEMENT; SURVIVAL

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the Closing.

9. TERMINATION OF AGREEMENT

     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Target's shareholders:

     9.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or
(c) if the Closing has not occurred on or before March 31, 1996; or

     9.2. By the parties' mutual agreement.

In the event of termination under paragraphs 9.1.(c) or 9.2, there shall be no liability for damages on the part of either Fund, or the trustees or officers of either Investment Company, to the other Fund.

10. AMENDMENT

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

11. MISCELLANEOUS

     11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3. The parties acknowledge that each Investment Company is a Business Trust. Notice is hereby given that this instrument is executed on behalf of each Investment Company's trustees solely in their capacity as trustees, and not individually, and that each Investment Company's obligations under this instrument are not binding on or enforceable against any of its trustees, officers, or shareholders, but are only binding on and enforceable against the respective Funds' assets and property. Each Fund agrees that, in asserting any rights or claims under this Agreement, it shall look only to the other Fund's assets and property in settlement of such rights or claims and not to such trustees or shareholders.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed by its duly authorized officer.

ATTEST:                                 PAINEWEBBER MANAGED INVESTMENTS TRUST,
                                        on behalf of its series,
                                        PAINEWEBBER SHORT-TERM U.S. GOVERNMENT
                                        INCOME FUND

     By:  /s/ ILENE SHORE                   By:   /s/ DIANNE E. O'DONNELL
--------------------------------------  --------------------------------------
           Assistant Secretary                      Vice President

ATTEST:                                 MITCHELL HUTCHINS/KIDDER, PEABODY
                                        INVESTMENT TRUST,
                                        on behalf of its series,
                                        MITCHELL HUTCHINS/KIDDER, PEABODY
                                        ADJUSTABLE RATE GOVERNMENT FUND

     By:  /s/ S.H. JOHNSON                  By:   /s/ SCOTT GRIFF
--------------------------------------  --------------------------------------
        Assistant Secretary                        Vice President

                                   APPENDIX B
            BENEFICIAL OWNERSHIP OF SHARES OF PW FUND AND MH/KP FUND

                                                                               PERCENTAGE OF SHARES
                NAME                                  ADDRESS                   BENEFICIALLY OWNED
-------------------------------------  -------------------------------------   --------------------

PW FUND:
  Hilton Hotels Corporation            c/o Mitchell Hutchins                            6.49%
                                       Asset Management Inc.
                                       1285 Avenue of the Americas
                                       New York, New York 10019
  Kern County Treasurer                c/o Mitchell Hutchins                            6.86%
                                       Asset Management Inc.
                                       1285 Avenue of the Americas
                                       New York, New York 10019

MH/KP FUND:
  Wilmington Savings Fd. Society       c/o Mitchell Hutchins                           20.58%
                                       Asset Management Inc.
                                       1285 Avenue of the Americas
                                       New York, New York 10019
  First FSB Lacrosse/Madison           c/o Mitchell Hutchins                           18.42%
                                       Asset Management Inc.
                                       1285 Avenue of the Americas
                                       New York, New York 10019
  GUPTA Corporation                    c/o Mitchell Hutchins                           13.32%
                                       Asset Management Inc.
                                       1285 Avenue of the Americas
                                       New York, New York 10019

-----------------------------------

  MITCHELL HUTCHINS/KIDDER, PEABODY
    ADJUSTABLE RATE GOVERNMENT FUND
-----------------------------------

                                             -----------------------------------

                                               MITCHELL HUTCHINS/KIDDER, PEABODY
                                                 ADJUSTABLE RATE GOVERNMENT FUND

                                             -----------------------------------

------------------------
NOTICE OF

SPECIAL MEETING
TO BE HELD ON
OCTOBER 19, 1995
AND
PROXY STATEMENT
---------------------------------







                                                                         PROXY
                                                                         -----

             MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT TRUST
      MITCHELL HUTCHINS/KIDDER, PEABODY ADJUSTABLE RATE GOVERNMENT FUND
             Special Meeting of Shareholders - October 19, 1995

The undersigned hereby appoints as proxies Dianne E. O'Donnell and Jennifer Farrell and each of them (with power of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to indicate authority to vote "FOR" all proposals. This proxy is solicited on behalf of the Board of Trustees of Mitchell Hutchins/Kidder Peabody Investment Trust.


                           YOUR VOTE IS IMPORTANT

Please date and sign this proxy on the reverse side and return it in the enclosed envelope to Alamo Direct Mail Services, Inc., 10 Lucon Drive, Deer Park, NY 11729.

     This proxy will not be voted unless it is dated and signed exactly as instructed below.

Sign exactly as name appears hereon.

___________________(L.S.)                       If the shares are held jointly,
                                                each Shareholder named should
___________________(L.S.)  Date ________, 1995  sign. If only one signs, his or her signature will be  binding.
                                                If the Shareholder is a
                                                corporation, the President or
                                                Vice President should sign in
                                                his or her own name, indicating
                                                title.  If the shareholder is a
                                                partnership, a partner should
                                                sign in his or her own name,
                                                indicating that he or she is a
                                                "Partner."

      Please indicate your vote by an "X" in the appropriate box below.
                The board of trustees recommends a vote "FOR"

1. Approval of an Agreement and Plan of Reorganization and Termination between PaineWebber Short-Term U.S. Government Income Fund and Mitchell Hutchins/Kidder Peabody Adjustable Rate Government Fund.

      FOR  _______           AGAINST  _______      ABSTAIN  ______


             Please sign and date the reverse side of this card